Exhibit 99.1

Dexcom Updates Long-Range Financial Targets

SAN DIEGO, CA - (BUSINESS WIRE-June 23, 2023) - DexCom, Inc. (NASDAQ:DXCM) today announced an update to its long-range financial targets at its 2023 Investor Day. Based on the company’s strong performance in the first two years of the target period, Dexcom is updating its year-end 2025 financial targets to the following levels:

•2025 Revenue of approximately $4.6 - $5.1 billion (previously $4.0 - $4.5 billion)
•2025 Non-GAAP Gross Profit Margin of 65%, consistent with prior guidance
•2025 Non-GAAP Operating Profit Margin of 21% (previously 20%)
•2025 Adjusted EBITDA Margin of 31% (previously 30%)

“Dexcom continues to execute on our vision to drive better health outcomes throughout the world through our innovative sensing technology,” said Kevin Sayer, Dexcom’s chairman, president and CEO. “Our growth opportunity is truly unique and we are pleased to be in a position to raise our 2025 financial targets as we grow our global customer base with an efficient and sustainable business model.”

A copy of the Investor Day presentation is available on Dexcom’s investor relations website (investors.dexcom.com).

Statement Regarding Use of Non-GAAP Financial Measures

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure please see the section below titled “About Non-GAAP Financial Measures”. We have not reconciled our Non-GAAP Gross Profit Margin, Non-GAAP Operating Profit Margin, and Adjusted EBITDA Margin estimates for fiscal year 2025 because certain items that impact these figures are uncertain or out of our control and cannot be reasonably predicted. Accordingly, a reconciliation of Non-GAAP Gross Profit Margin, Non-GAAP Operating Profit Margin, and Adjusted EBITDA Margin for fiscal year 2025 is not available without unreasonable effort.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements that are not purely historical regarding Dexcom’s or its management’s intentions, beliefs, expectations and strategies for the future, including those related to Dexcom’s estimated total revenue, Non-GAAP Gross Profit Margin, Non-GAAP Operating Profit Margin, and Adjusted EBITDA Margin for fiscal year 2025. All forward-looking statements included in this press release are made as of the date of this release, based on information currently available to Dexcom, deal with future events, are subject to various risks and uncertainties, and actual results could differ materially from those anticipated in those forward-looking statements. The risks and uncertainties that may cause actual results to differ materially from Dexcom’s current expectations are more fully described in Dexcom’s most recent Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as filed with the SEC on April 27, 2023. Except as required by law, Dexcom assumes no obligation to update any such forward-looking statement after the date of this report or to conform these forward-looking statements to actual results.

About DexCom, Inc.
DexCom, Inc. empowers people to take real-time control of diabetes through innovative continuous glucose monitoring (CGM) systems. Headquartered in San Diego, California, and with operations across Europe and select parts of Asia/Oceania, Dexcom has emerged as a leader of diabetes care technology. By listening to the needs of users, caregivers, and providers, Dexcom simplifies and improves diabetes management around the world. For more information about Dexcom CGM, visit www.dexcom.com.

Investor Relations Contact:
Sean Christensen
Vice President – Finance and Investor Relations
investor-relations@dexcom.com
(858) 200-0200

ABOUT NON-GAAP FINANCIAL MEASURES

The accompanying press release dated June 23, 2023 contains non-GAAP financial measures. These non-GAAP financial measures include Non-GAAP Gross Profit Margin, Non-GAAP Operating Profit Margin, as well as Adjusted EBITDA Margin.

We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. We believe that they provide useful information about operating results, enhance the overall understanding of our operating performance and future prospects, and allow for greater transparency with respect to key metrics used by senior management in our financial and operational decision making. Our non-GAAP financial measures exclude amounts that we do not consider part of ongoing operating results when planning and forecasting and when assessing the performance of the organization and our senior management. We compute non-GAAP financial measures using the same consistent method from quarter to quarter and year to year. We may consider whether other significant items that arise in the future should be excluded from our non-GAAP financial measures.

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles, differ from GAAP measures with the same names, and may differ from non-GAAP financial measures with the same or similar names that are used by other companies. We believe that non-GAAP financial measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP financial measures. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand our business.

Management believes organic revenue is a meaningful metric to investors as it provides a more consistent comparison of the company’s revenue to prior periods as well as to industry peers. We exclude the following items from the non-GAAP financial measure for organic revenue:
•The effect of non-CGM revenue acquired or divested in the trailing twelve months.
•The effect of foreign currency fluctuations.

Management believes that presentation of operating results that excludes these items provides useful supplemental information to investors and facilitates the analysis of our core operating results and comparison of operating results across reporting periods. Management also believes that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing our past and future operating performance.

These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with U.S. GAAP and that these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

We exclude the following items from non-GAAP financial measure for Non-GAAP Gross Profit and Non-GAAP Operating Profit Margin:
•Amortization of acquired intangible assets
•Business transition and related costs associated with acquisition, integration and business transition activities, including severance, relocation, consulting, leasehold exit costs, third party merger and acquisition costs, and other costs directly associated with such activities
•COVID-19 costs associated with the COVID-19 outbreak related to taking the necessary precautions for essential personnel to operate safely both in person as well as remotely. Costs incurred include items like incremental payroll costs, consulting support, IT infrastructure and facilities related costs
•Income or loss from equity investments
•Intellectual property litigation costs
•Litigation settlement costs
•Loss on extinguishment of debt associated with our senior convertible notes

•Adjustments related to taxes for the excluded items above, as well as excess benefits or tax deficiencies from stock-based compensation, and the quarterly impact of other discrete items

Adjusted EBITDA excludes non-cash operating charges for share-based compensation, depreciation and amortization as well as non-operating items such as interest income, interest expense, loss on extinguishment of debt, income and loss from equity investments, and income tax expense or benefit. For the reasons explained above, Adjusted EBITDA also excludes business transition and related costs, COVID-19 costs, litigation settlement costs, and intellectual property litigation costs.